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                                                                   EXHIBIT 23.01


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 1996 included in ITT Hartford Group, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                          /s/ Arthur Andersen LLP




Hartford, Connecticut

September 25, 1996